                                                                    EXHIBIT 28.5

               MONTHLY SERIES 2000-1 CERTIFICATEHOLDERS' STATEMENT
                      FIRST USA BANK, NATIONAL ASSOCIATION
                        WACHOVIA CREDIT CARD MASTER TRUST

     Listed below is the information which is required to be prepared with respect to the distribution date of February 8, 2002 and with respect to the performance of the Trust during the related Monthly period.

     Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

D.   Information Regarding the Current Monthly Distribution (Stated on the Basis
     ---------------------------------------------------------------------------
     of $1,000 Original Certificate Principal Amount)
     ------------------------------------------------

     1.   The amount of the current monthly distribution in respect of Class A
          Monthly Principal                                                                                        $0.00

     2.   The amount of the current monthly distribution in respect of Class B
          Monthly Principal                                                                                        $0.00

     3.   The amount of the current monthly distribution in respect of
          Collateral Monthly Principal                                                                             $0.00

     4.   The amount of the current monthly distribution in respect of Class A
          Monthly Interest                                                                                         $1.70

     5.   The amount of the current monthly distribution in respect of Class A
          Deficiency Amounts                                                                                       $0.00

     6.   The amount of the current monthly distribution in respect of Class A
          Additional Interest                                                                                      $0.00

     7.   The amount of the current monthly distribution in respect of Class B
          Monthly Interest                                                                                         $1.89

     8.   The amount of the current monthly distribution in respect of Class B
          Deficiency Amounts                                                                                       $0.00

     9.   The amount of the current monthly distribution in respect of Class B
          Additional Interest                                                                                      $0.00

     10.  The amount of the current monthly distribution in respect of
          Collateral Monthly Interest                                                                              $2.26

     11.  The amount of the current monthly distribution in respect of any
          accrued and unpaid Collateral Monthly Interest                                                           $0.00

E.   Information Regarding the Performance of the Trust
     --------------------------------------------------

     1.   Collection of Principal Receivables
          -----------------------------------

          (a)  The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which were allocated
               in respect of the Class A Certificates                                                     $63,936,469.37

          (b)  The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which were allocated
               in respect of the Class B Certificates                                                      $5,265,356.30

          (c)  The aggregate amount of Collections of Principal Receivables processed during the related Monthly Period which are allocated
               in respect of the Collateral Interest                                                       $6,017,550.06

     2.   Principal Receivables in the Trust
          ----------------------------------

          (a)  The aggregate amount of Principal Receivables in the Trust as of the end of the day on the last day of the related Monthly Period
                                                                                                       $3,081,153,982.74

                                                                       C1 2/4/02

    (b)   The amount of Principal Receivables in the Trust represented by the Investor
          Interest of Series 2000-1 as of the end of the day on the last day of the related
          Monthly Period                                                                                 $750,000,000.00

    (c)   The amount of Principal Receivables in the Trust represented by the Series
          2000-1 Adjusted Investor Interest as of the end of the day on the last day of
          the related Monthly Period                                                                     $750,000,000.00

    (d)   The amount of Principal Receivables in the Trust represented by the Class A
          Investor Interest as of the end of the day on the last day of
          the related Monthly Period                                                                     $637,500,000.00

    (e)   The amount of Principal Receivables in the Trust represented by the Class A
          Adjusted Investor Interest as of the end of day on the last day of the
          related Monthly Period                                                                         $637,500,000.00

    (f)   The amount of Principal Receivables in the Trust represented by the Class B
          Investor Interest as of the end of the day on the last day
          of the related Monthly Period                                                                   $52,500,000.00

    (g)   The amount of Principal Receivables in the Trust represented by the Collateral
          Interest as of the end of the date on the last day of the related Monthly Period                $60,000,000.00

    (h)   The Floating Investor Percentage with respect to the related Monthly Period                           24.2443%

    (i)   The Class A Floating Allocation with respect to the related Monthly Period                            85.0000%

    (j)   The Class B Floating Allocation with respect to the related Monthly Period                             7.0000%

    (k)   The Collateral Floating Allocation with respect to the related Monthly Period                          8.0000%

    (l)   The Fixed Investor Percentage with respect to the related Monthly Period                              24.2443%

    (m)   The Class A Fixed Allocation with respect to the related Monthly Period                               85.0000%

    (n)   The Class B Fixed Allocation with respect to the related Monthly Period                                7.0000%

    (o)   The Collateral Fixed Allocation with respect to the related Monthly Period                             8.0000%

 3. Delinquent Balances
    -------------------

    The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly
    Period:

                                               Aggregate          Percentage
                                                Account           of Total
                                                Balance          Receivables
                                               ---------         -----------

    (a)   30 - 59 days:                      $23,466,859.86        0.7526%
                                             --------------
    (b)   60 - 89 days:                      $19,701,056.64        0.6318%
                                             --------------
    (c)   90 - or more days:                 $46,858,652.94        1.5027%
                                             --------------
                              Total:         $90,026,569.44        2.8870%
                                             --------------


                                                                       C2 2/4/02

 4.  Investor Default Amount
     -----------------------

     (a)   The Aggregate Investor Default Amount for the related Monthly Period                              $4,189,279.56

     (b)   The Class A Investor Default Amount for the related Monthly Period                                $3,560,887.63

     (c)   The Class B Investor Default Amount for the related Monthly Period                                  $293,249.57

     (d)   The Collateral Default Amount for the related Monthly Period                                        $335,142.36

 5.  Investor Charge Offs
     --------------------

     (a)   The aggregate amount of Class A Investor Charge-Offs for the related
           Monthly Period                                                                                            $0.00

     (b)   The aggregate amount of Class A Investor Charge-Offs set forth in 5 (a) above per
           $1,000 of original Certificate principal amount                                                           $0.00

     (c)   The aggregate amount of Class B Investor Charge-Offs for the related
           Monthly Period                                                                                            $0.00

     (d)   The aggregate amount of Class  B Investor Charge-Offs set forth
           in 5 (c) above per $1,000 of original certificate principal amount                                        $0.00

     (e)   The aggregate amount of Collateral Charge-Offs for the related Monthly Period                             $0.00

     (f)   The aggregate amount of Collateral Charge-Offs set
           forth in 5 (e) above per $1,000 of original certificate principal amount                                  $0.00

     (g)   The aggregate amount of Class A Investor Charge-Offs reimbursed
           on the Transfer Date immediately preceding this Distribution Date                                         $0.00

     (h)   The aggregate amount of Class A Investor Charge-Offs set forth in 5
           (g) above per $1,000 original certificate principal amount re-imbursed
           on the Transfer Date immediately preceding this Distribution Date                                         $0.00

     (i)   The aggregate amount of Class B Investor Charge-Offs reimbursed
           on the Transfer Date immediately preceding this Distribution Date                                         $0.00

     (j)   The aggregate amount of Class B Investor Charge-Offs set forth in 5 (i)
           above per $1,000 original certificate principal amount re-imbursed on
           the Transfer Date immediately preceding this Distribution Date                                            $0.00

     (k)   The aggregate amount of Collateral Charge-Offs reimbursed
           on the Transfer Date immediately preceding this Distribution Date                                         $0.00

     (l)   The aggregate amount of Collateral Charge-Offs set forth in 5(k) above per $1,000 original certificate principal amount reimbursed on the Transfer
           Date immediately preceding Distribution Date                                                              $0.00


                                                                      C3  2/4/02

 6.  Investor Servicing Fee
     ----------------------

      (a)  The amount of the Class A Servicing Fee payable by the Trust to the Servicer for
           the related Monthly Period                                                                       $531,250.00

      (b)  The amount of the Class B Servicing Fee payable by the Trust to the Servicer for
           the related Monthly Period                                                                        $43,750.00

      (c)  The amount of the Collateral Interest Servicing Fee payable
           by the Trust to the Servicer for the related Monthly Period                                       $50,000.00

 7.   Reallocations
      -------------

      (a)  The amount of Reallocated Collateral Principal Collections with respect to
           this Distribution Date                                                                                 $0.00

      (b)  The amount of Reallocated Class B Principal Collections with respect to this
           Distribution Date                                                                                      $0.00

      (c)  The Collateral Interest as of the close of business on this Distribution Date                 $60,000,000.00

      (d)  The Class B Investor Interest as of the close of business on this Distribution Date           $52,500,000.00

 8.   Collection of Finance Charge Receivables
      ----------------------------------------

      (a)  The aggregate amount of Collections of Finance Charge
           Receivables processed during the related Monthly Period which
           were allocated in respect of the Class A Certificate                                           $7,997,139.42

      (b)  The aggregate amount of Collections of Finance Charge
           Receivables processed during the related Monthly Period which
           were allocated in respect of the Class B Certificates                                            $658,587.95

      (c)  The aggregate amount of Collections of Finance Charge
           Receivables processed during the related Monthly Period which
           were allocated in respect of the Collateral Interest                                             $752,671.95

 9.   Principal Funding Amount
      ------------------------

      (a)  The principal amount on deposit in the Principal Funding Account on the
           related Transfer Date                                                                                  $0.00

      (b)  The Accumulation Shortfall with respect to the related Monthly Period                                  $0.00

      (c)  The Principal Funding Investment Proceeds deposited in the Finance Charge Account                      $0.00
           on the related Transfer Date

      (d) The amount of all or the portion of the Reserve Draw Amount deposited in the Finance Charge Account on the related Transfer Date from the Reserve Account

                                                                       C4 2/4/02

 10.  Reserve Draw Amount                                                                                         $0.00
      -------------------

 11.  Available Funds
      ---------------

      (a)  The amount of Class A Available Funds on deposit in the Finance Charge Account
           on the related Transfer Date                                                                   $7,997,139.42

      (b)  The amount of Class B Available Funds on deposit in the Finance Charge Account
           on the related Transfer Date                                                                     $658,587.95

      (c)  The amount of Collateral Available Funds on deposit in the Finance Charge Account
           on the related Transfer Date                                                                     $752,671.95

 12.  Portfolio Yield
      ---------------

      (a)  The Portfolio Yield for the related Monthly Period                                                   9.3506%

      (b)  The Portfolio Adjusted Yield for the related Monthly Period                                          5.6488%

F.  Floating Rate Determinations
    ----------------------------

    1.     LIBOR for the interest Period ending on this Distribution Date                                      1.82000%


    First USA Bank,
    National Association
    Servicer

                                               By:  /s/ Tracie Klein
                                                  ------------------------------
                                                  Name:  Tracie H. Klein
                                                  Title: First Vice President


                                                                       C5 2/4/02